UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2023

BETTER HOME & FINANCE HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-40143	93-3029990
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 World Trade Center
175 Greenwich Street, 57th Floor
New York,	NY	10007
(Address of principal executive offices)		(Zip Code)
(415) 523-8837
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BETR	The Nasdaq Stock Market LLC
Warrants exercisable for one share of Class A common stock at an exercise price of $11.50	BETRW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
In connection with the closing of the transactions contemplated by the Agreement and Plan of Merger, dated as of May 10, 2021, as amended as of October 27, 2021, November 9, 2021, November 30, 2021, August 26, 2022, February 24, 2023 and June 23, 2023 (as amended, the “Merger Agreement”), by and among Aurora Acquisition Corp. (after the completion of such transactions, Better Home & Finance Holding Company, or the “Company”), Better Holdco, Inc. and Aurora Merger Sub I, Inc., the Company awarded transaction bonuses of $17 million in the aggregate to certain employees commencing on September 25, 2023, as contemplated by the Merger Agreement (collectively, the “Transaction Bonuses”), including to the Company’s named executive officers. Vishal Garg, Kevin Ryan and Nicholas Calamari received Transaction Bonuses in the amount of $9.7 million, $2.95 million and $120,000 respectively, and Paula Tuffin received a Transaction Bonus in the amount of $200,000. Each Transaction Bonus is payable in two installments: 50% of the Transaction Bonus is payable in cash no later than fifteen (15) days following the recipient’s entry into the Transaction Bonus agreement and the remaining 50% is payable within fifteen (15) days after the Company publicly discloses its financial results for the quarter in which the end of the Retention Period occurs. “Retention Period” is defined as the last day of the second consecutive quarter in which the Company achieves positive non-GAAP operating cash flow, as determined in the sole discretion of the Company. In the event the Company does not achieve positive non-GAAP operating cash flow for two consecutive quarters on or prior to September 30, 2028, the unpaid portion of the Transaction Bonus will be forfeited for no consideration.
The foregoing description of the Transaction Bonuses does not purport to be complete and is qualified in its entirety by the full text of the form of Transaction Bonus agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K.
Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit	Description
10.1	Form of Transaction Bonus Agreement

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2023

Better Home & Finance Holding Company

By:	/s/ Kevin Ryan
Name:	Kevin Ryan
Title:	Chief Financial Officer and President